                        OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND
                           Supplement dated August 1, 2008 to the
                            Prospectus dated September 25, 2007

This supplement amends the Prospectus of Oppenheimer Institutional Money Market Fund (the
"Fund") dated September 25, 2007, and replaces the supplement dated July 18, 2008.

The section "Fees and Expenses of the Fund" on page 4 of the Prospectus is deleted in its entirety and is replaced by the following:

   Fees and Expenses of the Fund

   The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for the management of its assets, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's actual expenses for Class E shares during its fiscal year ended May 31, 2007 and estimated expenses for Class L and Class P shares for the first full fiscal year of operations for those share classes.

   Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges.

   Annual Fund Operating Expenses (deducted from Fund assets):
   (% of average daily net assets)
   --------------------------------------------------
                              Class E Class  Class P
                              Shares    L    Shares
                                      Shares
   --------------------------------------------------
   --------------------------------------------------
   Management Fees             0.10%  0.10%   0.10%
   --------------------------------------------------
   --------------------------------------------------
   Distribution (12b-1) Fees    N/A    N/A   0.25%(1)
   --------------------------------------------------
   --------------------------------------------------
   Other Expenses(2)           0.01%  0.05%   0.05%
   --------------------------------------------------
   --------------------------------------------------
   Total Annual Operating      0.11%  0.15%   0.40%
   Expenses(3)
   --------------------------------------------------
    1.Since October 9, 2007, the Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are
      0.05% of the average annual net assets of Class P shares of the Fund. That undertaking may be amended or withdrawn at any time.
    2.Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses that the Fund pays.
      Effective August 1, 2008, the Transfer Agent has voluntarily undertaken to limit the Fund's annual transfer agent fees for all classes to 0.01% of average daily net assets. That undertaking may be amended or withdrawn at any time. For the
      Fund's fiscal year ended May 31, 2007, the transfer agent fees did not exceed that expense limitation. "Other Expenses" for Class L and Class P shares are estimates of those expenses for the first full year of operations for those share classes.
    3.Since June 1, 2007, the Manager has agreed to waive its management fee and/or reimburse expenses such that "Total Annual Operating Expenses," after waivers, payments and/or reimbursements and reduction to custodian expenses, will not exceed 0.15% for Class E and Class L shares and 0.20% for Class P shares. These undertakings are voluntary and may be amended or withdrawn at any time.

   EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are the expenses shown in the table above. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

   -------------------------------------------------
               1        3         5         10
               Year     Years     years     years
   -------------------------------------------------
   -------------------------------------------------
   Class E     $11      $36       $62       $141
   -------------------------------------------------
   -------------------------------------------------
   Class L     $15      $48       $85       $192
   -------------------------------------------------
   -------------------------------------------------
   Class P     $41      $129      $225      $506
   -------------------------------------------------

August 1, 2008                              PS0647.004